Exhibit 10.29

STATE OF CALIFORNIA	ARNOLD SCHWARZENEGGER, Governor
BUSINESS, TRANSPORTATION AND HOUSING AGENCY	DALE E. BONNER, Secretary

DEPARTMENT OF FINANCIAL INSTITUTIONS WILLIAM S. HARAF, Commissioner of Financial Institutions www.dfi.ca.gov
November 3, 2009
Board of Directors
Hanmi Bank
Attention: Jean Lim
3660 Wilshire Boulevard
Penthouse A
Los Angeles, CA 90010
Re:     Hanmi Bank – Final Order (Financial Code Section 1913)
Members of the Board of Directors:
Enclosed is an original executed Final Order (Financial Code Section 1913) issued to the above-referenced bank and copy of the Waiver and Consent executed by it on October 28, 2009.
Please contact the undersigned at 213.897.2172 if you have any questions.
Very truly yours,

WALLACE M. WONG
Senior Counsel
WMW:lca
Enclosure

cc:	Gary Steven Findley, Esq. Mary Luvisi, Federal Reserve Board John Ross, Department of Financial Institutions, Los Angeles David Spainhour, Department of Financial Institutions, Los Angeles

45 Fremont Street, Suite 1700	1810 13th Street	300 S. Spring Street, Suite 15513	7575 Metropolitan Drive, Suite 108
San Francisco, CA 94105	Sacramento, CA 95811	Los Angeles, CA 90013	San Diego, CA 92108
(415) 263-8500	(916) 322-5966	(213) 897-2085	(619) 682-7227

STATE OF CALIFORNIA

DEPARTMENT OF FINANCIAL INSTITUTIONS

In the Matter of	)
)
)
HANMI BANK	)	FINAL ORDER
	)	(Financial Code Section 1913)
)
)

FINAL ORDER
Pursuant to Section 1913 of the Financial Code, the Commissioner of Financial Institutions (Commissioner) hereby orders:
I.	Hanmi Bank (Bank) shall discontinue its unsafe and injurious practices, as follows:
1.	Within 60 days of the effective date of this Order, the board of directors of the Bank shall submit to the Department of Financial Institutions (Department) a written plan to strengthen board oversight of the management and operations of the Bank. The plan shall, at a minimum, address, consider, and include:
(a)	The actions that the board of directors will take to improve the Bank’s condition and maintain effective control over, and supervision of, the Bank’s major operations and activities, including but not limited to, credit risk management, credit administration, processes to mitigate risks associated with credit concentrations, earnings, and liquidity;

(b)	The responsibility of the board of directors to monitor management’s adherence to approved policies and procedures, and applicable laws and regulations; and

(c)	A description of the information and reports that will be regularly reviewed by the board of directors in its oversight of the operations and management of the Bank, including information on the Bank’s adversely classified assets, allowance for loan and lease losses, capital, earnings, and liquidity.
2.	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable written plan to strengthen credit risk management practices. The plan shall, at a minimum, address, consider, and include:
(a)	Procedures to periodically review and revise risk exposure limits to address changes in market conditions;

(b)	Strategies to minimize credit losses and reduce the level of problem assets;

(c)	Enhanced stress testing of loan and portfolio segments; and

(d)	Procedures to identify, limit, and manage concentrations of credit that are consistent with the interagency Guidance on Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices, dated December 12, 2006 (SR 07-1).

3.	Within 60 days of the effective date of this Order, the Bank shall submit to the Department acceptable revised written credit administration policies and procedures that shall, at a minimum, address, consider, and include:
(a)	For loans that are modified, analyses of borrowers’ current financial condition and guarantors’ cash flow and repayment sources

(b)	The appropriate use of interest reserves; and

(c)	Enhancements to the internal loan grading system to timely and accurately identify individual problem credits.
4.
(a)    The Bank shall not, directly or indirectly, extend or renew any credit to or for the benefit of any borrower, including any related interest of the borrower, who is obligated to the Bank in any manner on any extension of credit or portion thereof that has been charged off by the Bank or classified, in whole or in part, “loss” in the Report of Examination of the Bank conducted by the Federal Reserve Bank of San Francisco and the Department that commenced on April 13, 2009 (the “Report of Examination”) or in any subsequent report of examination, as long as such credit remains uncollected.

(b)	The Bank shall not, directly or indirectly, extend or renew any credit to or for the benefit of any borrower, including any related interest of the borrower, whose extension of credit has been classified “doubtful” or “substandard” in the Report of Examination or in any subsequent report of examination, without the prior approval of the Bank’s board of directors or the Bank’s loan committee. The board of directors or loan committee shall document in writing the reasons for the extension of credit or renewal, specifically certifying that: (i) the extension of credit is necessary to protect the Bank’s interest in the ultimate collection of the credit already granted or (ii) the extension of credit is in full compliance with the Bank’s written loan policy, is adequately secured, and a thorough credit analysis has been performed indicating that the extension or renewal is reasonable and justified, all necessary loan documentation has been properly and accurately prepared and filed, the extension of credit will not impair the Bank’s interest in obtaining repayment of the already outstanding credit, and the board of directors or loan committee reasonably believes that the extension of credit or renewal will be repaid according to its terms. The written certification shall be made a part of the minutes of the board of directors meetings, and a copy of the signed certification, together with the credit analysis and related information that was used in the determination, shall be retained by the Bank in the borrower’s credit file for subsequent supervisory review. For purposes of this Order, the term “related interest” is defined as set forth in Section 215.2(n) of Regulation O of the Board of Governors of the Federal Reserve System (Board of Governors) (12 C.F.R. § 215.2(n)).
5.	(a) Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable written plan designed to improve the Bank’s position through repayment, amortization, liquidation, additional collateral, or other means on each loan or other asset in excess of $3 million, including other real estate owned (OREO), that (i) is past due as to principal or interest more than 90 days as of the date of this Order; (ii) is on the Bank’s problem loan list; or (iii) was adversely classified in the Report of Examination. In developing the plan for each loan, the Bank shall, at a minimum, review, analyze, and document the financial position of the borrower, including source of repayment, repayment ability, and alternative repayment sources, as well as the value and accessibility of any pledged or assigned collateral, and any possible actions to improve the Bank’s collateral position.
(b)	Within 30 days of the date that any additional loan or other asset in excess of $3 million, including OREO, becomes past due as to principal or interest for more than 90 days, is on the Bank’s problem loan list, or is adversely classified in any subsequent report of examination of the Bank, the Bank shall submit to the Department an acceptable written plan to improve the Bank’s position on such loan or asset.

(c)	Within 30 days after the end of each calendar quarter thereafter, the Bank shall submit a written progress report to the Department to update each asset improvement plan, which shall include, at a minimum, the carrying value of the loan or other asset and changes in the nature and value of supporting collateral, along with a copy of the Bank’s current problem loan list, a list of all loan renewals and extensions without full collection of interest in the last quarter, and past due/non-accrual report. The board of directors shall review the progress reports before submission to the Department and shall document the review in the minutes of the board of directors’ meetings.
6.
(a)    Within 10 days after the effective date of this Order, the Bank shall eliminate from its books, by charge-off or collection, all assets or portions of assets classified “loss” in the Report of Examination that have not been previously collected in full or charged off. Thereafter the Bank shall, within 30 days from the receipt of any federal or state report of examination, charge off all assets classified “loss” unless otherwise approved in writing by the Department.

(b)	Within 60 days after the effective date of this Order, the Bank shall review and revise its allowance for loan and lease losses (ALLL) methodology consistent with relevant supervisory guidance, including the Interagency Policy Statements on the Allowance for Loan and Lease Losses, dated July 2, 2001 (SR 01-17 (Sup)) and December 13, 2006 (SR 06-17), and the findings and recommendations regarding the ALLL set forth in the Report of Examination, and submit a description of the revised methodology to the Department. The revised ALLL methodology shall be designed to maintain an adequate ALLL and shall address, consider, and include, at a minimum, the reliability of the Bank’s loan grading system, the volume of criticized loans, concentrations of credit, the current level of past due and nonperforming loans, past loan loss experience, evaluation of probable losses in the Bank’s loan portfolio, including adversely classified loans, and the impact of market conditions on loan and collateral valuations and collectibility.

(c)	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable written program for the maintenance of an adequate ALLL. The program shall include policies and procedures to ensure adherence to the revised ALLL methodology and provide for periodic reviews and updates to the ALLL methodology, as appropriate. The program shall also provide for a review of the ALLL by the board of directors on at least a quarterly calendar basis. Any deficiency found in the ALLL shall be remedied in the quarter it is discovered, prior to the filing of the Consolidated Reports of Condition and Income, by additional provisions. The board of directors shall maintain written documentation of its review, including the factors considered and conclusions reached by the Bank in determining the adequacy of the ALLL. During the term of this Order, the Bank shall submit to the Department, within 30 days after the end of each calendar quarter, a written report regarding the board of directors’ quarterly review of the

ALLL and a description of any changes to the methodology used in determining the amount of ALLL for that quarter.
7.
(a)    By December 31, 2009, the Bank shall have and thereafter continue to maintain a ratio of tangible shareholder’s equity to total tangible assets of not less than 7.0%. Such requirement shall be in addition to a fully funded ALLL, the adequacy of which shall be satisfactory to the Commissioner as determined at subsequent examinations and/or visitations.

(b)	By July 31, 2010, the Bank shall increase its contributed equity capital by not less than an additional $100 million, and shall thereafter maintain a ratio of tangible shareholder’s equity to total tangible assets of not less than 9.0%. Such requirement shall be in addition to a fully funded ALLL, the adequacy of which shall be satisfactory to the Commissioner as determined at subsequent examinations and/or visitations.

(c)	By December 31, 2010, and thereafter during the life of this Order, the Bank shall maintain a ratio of tangible shareholder’s equity to total tangible assets of not less than 9.5%. Such requirement shall be in addition to a fully funded ALLL, the adequacy of which shall be satisfactory to the Commissioner as determined at subsequent examinations and/or visitations.
8.	By November 30, 2009, the Bank shall develop, adopt, and implement a comprehensive capital augmentation and maintenance plan (“Capital

Plan”) acceptable to the Commissioner. Such Capital Plan shall identify the sources and timing of additional capital and shall, at a minimum, provide a plan for compliance with Subparagraphs 7(a) through 7(d) of this Order. Such Capital Plan shall include provisions for monitoring, controlling, and addressing risks to the Bank’s capital, and shall also discuss contingency plans for identifying and raising additional capital in the future if and when it should become necessary. Such Capital Plan shall be in a form and shall be implemented in a manner acceptable to the Commissioner.

9.	The Bank shall notify the Department, in writing, no more than 30 days after the end of any quarter in which any of the Bank’s capital ratios (total risk-based, Tier 1, or leverage) fall below the approved Capital Plan’s minimum ratios. Together with the notification, the Bank shall submit an acceptable written plan that details the steps the Bank will take to increase the Bank’s capital ratios to or above the approved Capital Plan’s minimums.

10.
(a)    Within 60 days of the effective date of this Order, the Bank shall submit to the Department a strategic plan to improve the Bank’s earnings, and a budget for 2010. The written plan and budget shall include, but not be limited to:

(i)	Identification of the major areas where, and means by which, the board of directors will seek to improve the Bank’s operating performance;

(ii)	A realistic and comprehensive budget for calendar year 2010, including income statement and balance sheet projections; and

(iii)	A description of the operating assumptions that form the basis for, and adequately support, major projected income, expense, and balance sheet components.
(b)	A strategic plan and budget for each calendar year subsequent to 2010 shall be submitted to the Department at least 30 days prior to the beginning of that calendar year.
11.	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable written plan designed to improve management of the Bank’s liquidity position and funds management practices that includes, but is not limited to, measures to reduce reliance on short-term wholesale funding, including brokered deposits.

12.	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable revised written contingency funding plan that, at a minimum, identifies available sources of liquidity and includes adverse scenario planning.

13.	(a) The Bank shall not declare or pay any dividends, or make any other distribution to its shareholder, without the prior written approval of the Department.
(b)	All requests for prior approval shall be received at least 30 days prior to the proposed dividend declaration date. All requests shall contain, at a minimum, current and projected information on the Bank’s capital, asset quality, earnings and ALLL needs.
14.
(a)    Within 60 days from the date of this Order, and during the life of this Order, the Bank’s board of directors shall have and retain management acceptable to the Commissioner. Such management shall include a Chief Executive Officer, a Chief Financial Officer, and a Chief Credit Officer (collectively referred to as “Senior Executive Officers”) qualified to restore the Bank to satisfactory condition.

(b)	During the life of this Order, the Bank shall have and retain members of the Bank’s board of directors acceptable to the Commissioner. Such members of the Bank’s board of directors shall possess the skills and abilities to satisfactorily perform the duties of a director of the Bank, to properly oversee and provide appropriate guidance to the management of the Bank, and shall be qualified to restore the Bank to satisfactory condition. Without limiting the generality of the foregoing, the Commissioner reserves the right to determine whether Bank’s current senior officers and the current members of Bank’s board of directors will be considered to be qualified for purposes of this Order.

(c)	During the life of this Order, the Bank’s board of directors shall notify the Commissioner in writing when it proposes to add any individual to the Bank’s board of directors or employ any individual as a Senior Executive Officer. The notification must be received at least 30 days before such addition or employment is intended to become effective and should include a detailed description of the background and experience of the individual or individuals to be added or employed. The Bank may not add any individual to its board of directors or employ any individual as a Senior Executive Officer unless and until the Commissioner has issued a notice of non-disapproval in writing.
15.	The Bank shall not open, relocate or discontinue any branch office or place of business/loan production office without the prior written consent of the Commissioner.

16.
(a)    Within 10 days of the effective date of this Order, the board of directors of the Bank shall appoint a committee (the “Compliance Committee”) to monitor and coordinate the Bank’s compliance with the provisions of this Order. The Compliance Committee shall include a majority of outside directors who are not executive officers or principal shareholders of the Bank or Hanmi Financial Corporation, as defined in Sections 215.2(e)(1) and 215.2(m)(1) of Regulation O of the Board of Governors (12 C.F.R. §§ 215.2(e)(1) and 215.2(m)(1)). At a minimum, the Compliance Committee shall meet at least monthly, keep detailed minutes of each meeting, and report its findings to the board of directors of the Bank.

(b)	Within 30 days after the end of each calendar quarter following the effective date of this Order, the Bank shall submit to the Department written progress reports detailing the form and manner of all actions taken to secure compliance with this Order and the results thereof.
17.
(a)    The Bank shall submit written plans, policies, procedures, and a program that are acceptable to the Department within the applicable time periods set forth in Paragraphs 2, 3, 5, 6(c), 7, 8, 10, and 11 of this Order.

(b)	Within 10 days of approval by the Department, the Bank shall adopt the approved plans, policies, procedures, and program. Upon adoption, the Bank shall promptly implement the approved plans, policies, procedures, and program, and thereafter fully comply with them.

(c)	During the term of this Order, the approved plans, policies, procedures, and program shall not be amended or rescinded without the prior written approval of the Department.
18.	If the Department determines that the Bank has violated any substantive provision of this Order, the Bank shall, for the purposes of the California Financial Code, be deemed to be conducting its business in an unsafe or unauthorized manner and may subject the Bank to further regulatory enforcement action by the Department.

II.	This Order is effective immediately and shall remain effective and enforceable except to the extent, and until such time as, the Commissioner shall amend, supplement, suspend or terminate this Order.
Dated: November 2, 2009.

/s/ William S. Haraf
William S. Haraf
Commissioner California Department of Financial Institutions

STATE OF CALIFORNIA
DEPARTMENT OF FINANCIAL INSTITUTIONS

In the Matter of	)
)
HANMI BANK	)	WAIVER AND CONSENT
)
)

Hanmi Bank (Bank) consents to the issuance of an order under Financial Code Section 1913 substantially in the form attached, marked as “Exhibit A,” (Order).
In addition, in connection with the issuance of the Order, Bank waives (i) the issuance of an order under Financial Code Section 1912, (ii) notice and a hearing, and (iii) findings of fact and ultimate findings.
Dated: 10–28–2009

HANMI BANK

By	/s/ JOSEPH K. RHO (Signature)

JOSEPH K. RHO
CHAIRMAN OF THE BOARD (Print Name and Title)

STATE OF CALIFORNIA
DEPARTMENT OF FINANCIAL INSTITUTIONS

In the Matter of	)
)
)
HANMI BANK	)	FINAL ORDER
	)	(Financial Code Section 1913)
)
)

FINAL ORDER
Pursuant to Section 1913 of the Financial Code, the Commissioner of Financial Institutions (Commissioner) hereby orders:
I.	Hanmi Bank (Bank) shall discontinue its unsafe and injurious practices, as follows:
1.	Within 60 days of the effective date of this Order, the board of directors of the Bank shall submit to the Department of Financial Institutions (Department) a written plan to strengthen board oversight of the management and operations of the Bank. The plan shall, at a minimum, address, consider, and include:
(a)	The actions that the board of directors will take to improve the Bank’s condition and maintain effective control over, and supervision of, the Bank’s major operations and activities, including but not limited to, credit risk management, credit administration,
EXHIBIT A

processes to mitigate risks associated with credit concentrations, earnings, and liquidity;

(b)	The responsibility of the board of directors to monitor management’s adherence to approved policies and procedures, and applicable laws and regulations; and

(c)	A description of the information and reports that will be regularly reviewed by the board of directors in its oversight of the operations and management of the Bank, including information on the Bank’s adversely classified assets, allowance for loan and lease losses, capital, earnings, and liquidity.
2.	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable written plan to strengthen credit risk management practices. The plan shall, at a minimum, address, consider, and include:
(a)	Procedures to periodically review and revise risk exposure limits to address changes in market conditions;

(b)	Strategies to minimize credit losses and reduce the level of problem assets;

(c)	Enhanced stress testing of loan and portfolio segments; and

(d)	Procedures to identify, limit, and manage concentrations of credit that are consistent with the Interagency Guidance on Concentrations in Commercial Real Estate Lending, Sound Risk Management Practices, dated December 12, 2006 (SR 07-1).

2

3.	Within 60 days of the effective date of this Order, the Bank shall submit to the Department acceptable revised written credit administration policies and procedures that shall, at a minimum, address, consider, and include:
(a)	For loans that are modified, analyses of borrowers’ current financial condition and guarantors’ cash flow and repayment sources;

(b)	The appropriate use of interest reserves; and

(c)	Enhancements to the internal loan grading system to timely and accurately identify individual problem credits.
4.	(a)	The Bank shall not, directly or indirectly, extend or renew any credit to or for the benefit of any borrower, including any related interest of the borrower, who is obligated to the Bank in any manner on any extension of credit or portion thereof that has been charged off by the Bank or classified, in whole or in part, “loss” in the Report of Examination of the Bank conducted by the Federal Reserve Bank of San Francisco and the Department that commenced on April 13, 2009 (the “Report of Examination”) or in any subsequent report of examination, as long as such credit remains uncollected.
(b)	The Bank shall not, directly or indirectly, extend or renew any credit to or for the benefit of any borrower, including any related interest of the borrower, whose extension of credit has been classified “doubtful” or “substandard” in the Report of Examination or in any subsequent report of examination, without the prior approval of the Bank’s board of directors or the Bank’s loan committee. The board

3

of directors or loan committee shall document in writing the reasons for the extension of credit or renewal, specifically certifying that: (i) the extension of credit is necessary to protect the Bank’s interest in the ultimate collection of the credit already granted or (ii) the extension of credit is in full compliance with the Bank’s written loan policy, is adequately secured, and a thorough credit analysis has been performed indicating that the extension or renewal is reasonable and justified, all necessary loan documentation has been properly and accurately prepared and filed, the extension of credit will not impair the Bank’s interest in obtaining repayment of the already outstanding credit, and the board of directors or loan committee reasonably believes that the extension of credit or renewal will be repaid according to its terms. The written certification shall be made a part of the minutes of the board of directors meetings, and a copy of the signed certification, together with the credit analysis and related information that was used in the determination, shall be retained by the Bank in the borrower’s credit file for subsequent supervisory review. For purposes of this Order, the term “related interest” is defined as set forth in Section 215.2(n) of Regulation O of the Board of Governors of the Federal Reserve System (Board of Governors) (12 C.F.R. § 215.2(n)).
5.	(a)	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable written plan designed to

4

improve the Bank’s position through repayment, amortization, liquidation, additional collateral, or other means on each loan or other asset in excess of $3 million, including other real estate owned (OREO), that (i) is past due as to principal or interest more than 90 days as of the date of this Order; (ii) is on the Bank’s problem loan list; or (iii) was adversely classified in the Report of Examination. In developing the plan for each loan, the Bank shall, at a minimum, review, analyze, and document the financial position of the borrower, including source of repayment, repayment ability, and alternative repayment sources, as well as the value and accessibility of any pledged or assigned collateral, and any possible actions to improve the Bank’s collateral position.
(b)	Within 30 days of the date that any additional loan or other asset in excess of $3 million, including OREO, becomes past due as to principal or interest for more than 90 days, is on the Bank’s problem loan list, or is adversely classified in any subsequent report of examination of the Bank, the Bank shall submit to the Department an acceptable written plan to improve the Bank’s position on such loan or asset.
(c)	Within 30 days after the end of each calendar quarter thereafter, the Bank shall submit a written progress report to the Department to update each asset improvement plan, which shall include, at a minimum, the carrying value of the loan or other asset and changes

5

in the nature and value of supporting collateral, along with a copy of the Bank’s current problem loan list, a list of all loan renewals and extensions without full collection of interest in the last quarter, and past due/non-accrual report. The board of directors shall review the progress reports before submission to the Department and shall document the review in the minutes of the board of directors’ meetings.
6.	(a)	Within 10 days after the effective date of this Order, the Bank shall eliminate from its books, by charge-off or collection, all assets or portions of assets classified “loss” in the Report of Examination that have not been previously collected in full or charged off. Thereafter the Bank shall, within 30 days from the receipt of any federal or state report of examination, charge off all assets classified “loss” unless otherwise approved in writing by the Department.
(b)	Within 60 days after the effective date of this Order, the Bank shall review and revise its allowance for loan and lease losses (ALLL) methodology consistent with relevant supervisory guidance, including the Interagency Policy Statements on the Allowance for Loan and Lease Losses, dated July 2, 2001 (SR 01-17 (Sup)) and December 13, 2006 (SR 06-17), and the findings and recommendations regarding the ALLL set forth in the Report of Examination, and submit a description of the revised methodology to the Department. The revised ALLL methodology shall be designed

6

to maintain an adequate ALLL and shall address, consider, and include, at a minimum, the reliability of the Bank’s loan grading system, the volume of criticized loans, concentrations of credit, the current level of past due and nonperforming loans, past loan loss experience, evaluation of probable losses in the Bank’s loan portfolio, including adversely classified loans, and the impact of market conditions on loan and collateral valuations and collectibility.

(c)	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable written program for the maintenance of an adequate ALLL. The program shall include policies and procedures to ensure adherence to the revised ALLL methodology and provide for periodic reviews and updates to the ALLL methodology, as appropriate. The program shall also provide for a review of the ALLL by the board of directors on at least a quarterly calendar basis. Any deficiency found in the ALLL shall be remedied in the quarter it is discovered, prior to the filing of the Consolidated Reports of Condition and Income, by additional provisions. The board of directors shall maintain written documentation of its review, including the factors considered and conclusions reached by the Bank in determining the adequacy of the ALLL. During the term of this Order, the Bank shall submit to the Department, within 30 days after the end of each calendar quarter, a written report regarding the board of directors’ quarterly review of the

7

ALLL and a description of any changes to the methodology used in determining the amount of ALLL for that quarter.
7.	(a)	By December 31, 2009, the Bank shall have and thereafter continue to maintain a ratio of tangible shareholder’s equity to total tangible assets of not less than 7.0%. Such requirement shall be in addition to a fully funded ALLL, the adequacy of which shall be satisfactory to the Commissioner as determined at subsequent examinations and/or visitations.
(b)	By July 31, 2010, the Bank shall increase its contributed equity capital by not less than an additional $100 million, and shall thereafter maintain a ratio of tangible shareholder’s equity to total tangible assets of not less than 9.0%. Such requirement shall be in addition to a fully funded ALLL, the adequacy of which shall be satisfactory to the Commissioner as determined at subsequent examinations and/or visitations.

(c)	By December 31, 2010, and thereafter during the life of this Order, the Bank shall maintain a ratio of tangible shareholder’s equity to total tangible assets of not less than 9.5%. Such requirement shall be in addition to a fully funded ALLL, the adequacy of which shall be satisfactory to the Commissioner as determined at subsequent examinations and/or visitations.
8.	By November 30, 2009, the Bank shall develop, adopt, and implement a comprehensive capital augmentation and maintenance plan (“Capital

8

Plan”) acceptable to the Commissioner. Such Capital Plan shall identify the sources and timing of additional capital and shall, at a minimum, provide a plan for compliance with Subparagraphs 7(a) through 7(d) of this Order. Such Capital Plan shall include provisions for monitoring, controlling, and addressing risks to the Bank’s capital, and shall also discuss contingency plans for identifying and raising additional capital in the future if and when it should become necessary. Such Capital Plan shall be in a form and shall be implemented in a manner acceptable to the Commissioner.

9.	The Bank shall notify the Department, in writing, no more than 30 days after the end of any quarter in which any of the Bank’s capital ratios (total risk-based, Tier 1, or leverage) fall below the approved Capital Plan’s minimum ratios. Together with the notification, the Bank shall submit an acceptable written plan that details the steps the Bank will take to increase the Bank’s capital ratios to or above the approved Capital Plan’s minimums.
10.	(a)	Within 60 days of the effective date of this Order, the Bank shall submit to the Department a strategic plan to improve the Bank’s earnings, and a budget for 2010. The written plan and budget shall include, but not be limited to:
(i)	Identification of the major areas where, and means by which, the board of directors will seek to improve the Bank’s operating performance;

9

(ii)	A realistic and comprehensive budget for calendar year 2010, including income statement and balance sheet projections; and

(iii)	A description of the operating assumptions that form the basis for, and adequately support, major projected income, expense, and balance sheet components.
(b)	A strategic plan and budget for each calendar year subsequent to 2010 shall be submitted to the Department at least 30 days prior to the beginning of that calendar year.
11.	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable written plan designed to improve management of the Bank’s liquidity position and funds management practices that includes, but is not limited to, measures to reduce reliance on short-term wholesale funding, including brokered deposits.

12.	Within 60 days of the effective date of this Order, the Bank shall submit to the Department an acceptable revised written contingency funding plan that, at a minimum, identifies available sources of liquidity and includes adverse scenario planning.
13.	(a)	The Bank shall not declare or pay any dividends, or make any other distribution to its shareholder, without the prior written approval of the Department.
(b)	All requests for prior approval shall be received at least 30 days prior to the proposed dividend declaration date. All requests shall

10

contain, at a minimum, current and projected information on the Bank’s capital, asset quality, earnings and ALLL needs.
14.	(a)	Within 60 days from the date of this Order, and during the life of this Order, the Bank’s board of directors shall have and retain management acceptable to the Commissioner. Such management shall include a Chief Executive Officer, a Chief Financial Officer, and a Chief Credit Officer (collectively referred to as “Senior Executive Officers”) qualified to restore the Bank to satisfactory condition.
(b)	During the life of this Order, the Bank shall have and retain members of the Bank’s board of directors acceptable to the Commissioner. Such members of the Bank’s board of directors shall possess the skills and abilities to satisfactorily perform the duties of a director of the Bank, to properly oversee and provide appropriate guidance to the management of the Bank, and shall be qualified to restore the Bank to satisfactory condition. Without limiting the generality of the foregoing, the Commissioner reserves the right to determine whether Bank’s current senior officers and the current members of Bank’s board of directors will be considered to be qualified for purposes of this Order.
(c)	During the life of this Order, the Bank’s board of directors shall notify the Commissioner in writing when it proposes to add any individual to the Bank’s board of directors or employ any individual

11

as a Senior Executive Officer. The notification must be received at least 30 days before such addition or employment is intended to become effective and should include a detailed description of the background and experience of the individual or individuals to be added or employed. The Bank may not add any individual to its board of directors or employ any individual as a Senior Executive Officer unless and until the Commissioner has issued a notice of non-disapproval in writing.
15.	The Bank shall not open, relocate or discontinue any branch office or place of business/loan production office without the prior written consent of the Commissioner.
16.	(a)	Within 10 days of the effective date of this Order, the board of directors of the Bank shall appoint a committee (the “Compliance Committee”) to monitor and coordinate the Bank’s compliance with the provisions of this Order. The Compliance Committee shall include a majority of outside directors who are not executive officers or principal shareholders of the Bank or Hanmi Financial Corporation, as defined in Sections 215.2(e)(1) and 215.2(m)(1) of Regulation O of the Board of Governors (12 C.F.R. §§ 215.2(e)(1) and 215.2(m)(1)). At a minimum, the Compliance Committee shall meet at least monthly, keep detailed minutes of each meeting, and report its findings to the board of directors of the Bank.

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(b)	Within 30 days after the end of each calendar quarter following the effective date of this Order, the Bank shall submit to the Department written progress reports detailing the form and manner of all actions taken to secure compliance with this Order and the results thereof.
17.	(a)	The Bank shall submit written plans, policies, procedures, and a program that are acceptable to the Department within the applicable time periods set forth in Paragraphs 2, 3, 5, 6(c), 7, 8, 10, and 11 of this Order.
(b)	Within 10 days of approval by the Department, the Bank shall adopt the approved plans, policies, procedures, and program. Upon adoption, the Bank shall promptly implement the approved plans, policies, procedures, and program, and thereafter fully comply with them.
(c)	During the term of this Order, the approved plans, policies, procedures, and program shall not be amended or rescinded without the prior written approval of the Department.
18.	If the Department determines that the Bank has violated any substantive provision of this Order, the Bank shall, for the purposes of the California Financial Code, be deemed to be conducting its business in an unsafe or unauthorized manner and may subject the Bank to further regulatory enforcement action by the Department.

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II.	This Order is effective immediately and shall remain effective and enforceable except to the extent, and until such time as, the Commissioner shall amend, supplement, suspend or terminate this Order.
Dated:                     , 2009.

/s/ William S. Haraf William S. Haraf
Commissioner
California Department of Financial Institutions

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